SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  July 13, 2006
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                           WESTSIDE ENERGY CORPORATION
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             (Exact name of registrant as specified in its Charter)

   Nevada                          0-49837                88-0349241
(State or other                (Commission File          (IRS Employer
jurisdiction of Incorporation)     Number)           Identification Number)


4400 Post Oak Parkway, Suite 2530, Houston, Texas            77027
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number,
including area code:   713/ 979-2660
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 13, 2006, Westside Energy Corporation ("Registrant") entered into a binding joint exploration agreement (the "Agreement") with Forest Oil Corporation. The Agreement has an effective date of June 26, 2006 and has a term of three years. The Agreement also contains provisions regarding the following:

1. (a) Registrant's assignment to Forest of a 50% interest in approximately 8,568 gross and 6,798.48 net leased acres in Hill County, Texas held by Registrant ("Registrant's Acreage") with an associated net revenue interest of not less than 80%,
                  (b) Registrant's assignment to Forest of a 50% interest in certain pipelines and other facilities, rights-of-way, a 3-D seismic survey, and other assets owned by Registrant within or relating to the area in which Registrant's Acreage is located, and (c) Forest's assignment to Registrant of a 50% interest in approximately 8,569 gross and 6,899 net leased acres in Hill County, Texas held by Forest ("Forest's Acreage") with an associated net revenue interest of not less than 80%.

2. Registrant's and Forest's participation in the drilling of an initial well through completion on a mutually agreeable location on Registrant's Acreage. The drilling of the initial well has commenced, with Registrant serving as operator.

         3. Registrant's service as operator with respect to all other wells drilled on Registrant's Acreage, and Forest's service as operator with respect to all other wells drilled on Forest's Acreage.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WESTSIDE ENERGY CORPORATION
                                            (Registrant)

Date: July 17, 2006                         By:  /s/ Jimmy D. Wright
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                                            Jimmy D. Wright,
                                            President